Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of October 17, 2003 by and among TippingPoint Technologies, Inc. (the “Company”), and certain purchasers of the Company’s capital stock listed on the signature pages below (the “Holders”).

WITNESSETH

WHEREAS, the Company and the Holders entered into a Stock Purchase Agreement (the “Purchase Agreement”) as of October 17, 2003, providing, among other things, for the Holders’ purchase of up to 1,995,833 shares (the “Shares”) of the Company’s Common Stock, $0.01 par value; and

WHEREAS, in consideration of the sale of the Shares pursuant to the Purchase Agreement, the Company agreed to grant certain rights to the Holders as set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1 Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Advice” has the meaning set forth in Section 1.3(b).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, “control”, when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble and also includes the Company’s successors.

“Delay Notice” has the meaning set forth in Section 1.2(c).

“Delay Period” has the meaning set forth in Section 1.2(c).

“Effectiveness Period” has the meaning set forth in Section 1.2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Holder” or “Holders” has the meaning set forth in the Preamble or each Person to whom a Holder Transfers Registrable Securities in accordance with Section 1.8.

“Inspectors” has the meaning set forth in Section 1.3(a)(xii).

“NASD” means the National Association of Securities Dealers, Inc.

“Non-affiliated Holders” means all of the Holders, except for those Holders who, as of the date of this Agreement, are Affiliates.

“Person” means an individual, partnership, corporation, limited liability company, trust, estate, unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

“Records” has the meaning set forth in Section 3(a)(xii).

“Registrable Securities” means the Shares and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Shares, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which such person’s rights under this Agreement are not assigned, (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (iii) any Registrable Securities that are eligible for resale under Rule 144(k).

“Rule 144” and “Rule 145” mean Rule 144 and Rule 145 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall mean a registration effected pursuant to Section 1.2(a).

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 1.2 which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

“Violation” has the meaning set forth in Section 1.4(a).

1.2 Registration.

(a) Registration Requirement. The Company shall file with the Commission a Shelf Registration Statement meeting the requirements of the Securities Act within seventy (70) days following the Initial Closing, and will use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter and in any event not later than one hundred thirty-five (135) days after the Initial Closing. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within ten (10) Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information set forth in the Shelf Registration Statement or Prospectus not materially misleading.

(b) Effectiveness Requirement. The Company agrees to use its reasonable best efforts to keep each Shelf Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Shelf Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (the “Effectiveness Period”); provided, however, the Company is permitted to suspend sales of the Registrable Securities during any Delay Period.

(c) Delay Period. The term “Delay Period” means, with respect to any obligation to keep any Shelf Registration Statement or Prospectus usable for resales pursuant to this Section 1.2, the shortest period of time determined in good faith by the Company’s Board of

Directors to be necessary for such purpose when there exist circumstances relating to a material pending development, including, but not limited to, a pending or contemplated material acquisition or merger or other material transaction or similar event, which would require disclosure by the Company in such Shelf Registration Statement or Prospectus of material information which the Company determines in good faith upon the advice of its counsel that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Shelf Registration Statement or Prospectus might cause such Shelf Registration Statement or Prospectus to fail to comply with applicable disclosure requirements. A Delay Period shall commence on and include the date that the Company gives written notice (a “Delay Notice”) to the Holders that the Prospectus is no longer usable as a result of a material pending development pursuant to Section 1.2(b) and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended); provided, however, that the Company is only entitled to three (3) Delay Periods having durations of not more that thirty (30) days each during any calendar year, and not to exceed more than seventy-five (75) days in the aggregate in any calendar year. The Company covenants and agrees that it will not deliver a Delay Notice with respect to a Delay Period unless Company employees, officers and directors and their Affiliates and any other holders of registration rights with respect to the Company’s Common Stock are also prohibited by the Company for the duration of such Delay Period from effecting any public sales of shares of Common Stock beneficially owned by them. The Company represents that it has no knowledge of any circumstance that would reasonably be expected at the time of the effectiveness of the Shelf Registration Statement pursuant to Section 1.2(a) to cause the Company to exercise its rights under this Section 1.2(c).

(d) Notice. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of such Shelf Registration Statement, notify each such Holder when such Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities. The Company further agrees to supplement or amend each Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

(e) Effective Shelf Registration Statement. A Shelf Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. The Company will be deemed not to have used its reasonable best efforts to cause a Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action or omits to take any action that would result in any such Shelf Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action or omission is required by applicable law.

(f) Eligibility. As of the Second Closing, the Company will be eligible to file a Shelf Registration Statement with respect to the Registrable Securities.

(g) Liquidated Damages. In the event that the Shelf Registration Statement is not effective within one hundred thirty-five (135) days after the Initial Closing, the Company will pay to each Non-affiliated Holder for no additional consideration, as liquidated damages and not a penalty, an amount in cash equal to 0.75% of the amount invested by each such Non-affiliated Holder. For every additional thirty (30) days that the effectiveness of the Shelf Registration Statement continues to be delayed, the Company will issue to each Non-affiliated Holder, for no additional consideration, as liquidated damages and not a penalty, an additional amount in cash equal to 0.75% of the amount invested by each such Non-affiliated Holder.

(h) The Holders acknowledge that the Company may include in the Shelf Registration shares that are entitled to the benefits of the Registration Rights Agreement entered into as of October 2, 2002 by the Company and the other parties thereto (the “2002 Registration Rights Agreement”).

1.3 Registration Procedures.

(a) Obligations of the Company. In connection with its obligations under Section 1.2 with respect to the Shelf Registration Statement, the Company shall, as expeditiously as practicable:

(i) prepare and file with the Commission a Shelf Registration Statement as prescribed by Section 1.2(a) within the relevant time period specified in Section 1.2(a) on Form S-3 (or any successor form thereto), which form shall (A) be available for the sale of the Registrable Securities by the selling Holders thereof and (B) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 1.2, subject to the proviso contained in Section 1.2(b); provided, however, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Shelf Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file any Shelf Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders, their counsel or the managing underwriters of an underwritten offering of Registrable Securities, if any, shall reasonably object in a timely manner;

(ii) prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 1.2(b) or as reasonably requested by the Holders of a majority of Registrable Securities, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act, respond within a reasonable time to any comments received from the Commission with respect to such Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

(iii) register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions by the time the applicable Shelf Registration Statement is declared effective by the Commission as any Holder of Registrable Securities covered by such Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 1.3(a)(iii), (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to any material taxation in any such jurisdiction if it is not then so subject;

(iv) promptly (but in any event within five (5) business days) notify each Holder of Registrable Securities, its counsel and the managing underwriters of an underwritten offering of Registrable Securities, if any, and promptly confirm such notice in writing (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective, (C) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 1.3(a)(iii) or the initiation of any proceedings for that purpose, (D) if, between the effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in the Purchase Agreement cease to be true and correct, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which causes such Shelf Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (F) of the reasonable determination of the Company upon advice of its counsel that a post-effective amendment to such Shelf Registration Statement would be appropriate;

(v) take reasonable best efforts to prevent the entry of any stop order suspending the effectiveness of any Shelf Registration Statement, or if entered, to obtain the withdrawal of any such stop order or to avoid the issuance of, or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest possible moment;

(vi) furnish to each Holder of Registrable Securities included within the coverage of a Shelf Registration Statement, without charge, a number of conformed copies of the Shelf Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) as such Holder or managing underwriters, if any, may reasonably request;

(vii) deliver to each selling Holder of Registrable Securities and each managing underwriter participating in any such disposition of Registrable Securities, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder or managing underwriter may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders of Registrable Securities and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(viii) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders or any underwriters may reasonably request at least two (2) Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement relating thereto;

(ix) as soon as practicable after the resolution of any matter or event specified in Sections 1.3(a)(iv)(B), 1.3(a)(iv)(C), 1.3(a)(iv)(E) (subject to the proviso contained in Section 1.2(b)) and 1.3(a)(iv)(F)), prepare a supplement or post-effective amendment to the applicable Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(x) a reasonable time prior to the filing of any document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after the initial filing of such Shelf Registration Statement, provide a reasonable number of copies of such document to the Holders and managing underwriters, if any, and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities available for discussion of such document;

(xi) if requested by the Holders of Registrable Securities in connection with a firm commitment underwritten offering of at least $1 million of Registrable Securities: (i) (A) enter into such agreements (including underwriting agreements) as are customary in underwritten offerings, (B) make such representations and warranties in such agreements to the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and with respect to the applicable Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings (all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters included in each such agreement shall also be made to and for the benefit of such Holders and any or all of the conditions precedent to the obligations of such underwriters under such agreements shall be conditions precedent to the obligations of such Holders), and confirm the same if and when requested and (C) include in such agreements such terms and conditions as are generally prevailing in agreements of that type, including, without limitation, indemnities no less favorable to the recipient thereof than those provided in Section 1.4; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain “cold comfort” accountants’

letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary for such agreements;

(xii) if requested by Holders of Registrable Securities in connection with a firm underwritten commitment offering of at least $1 million of Registrable Securities, make reasonably available for inspection by any selling Holder of Registrable Securities who certifies to the Company that it has a current intention to sell Registrable Securities pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during the Company’s normal business hours, all financial and other records, and pertinent organizational and operational documents of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, trustees and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement, Records and information which the Company, in good faith, determines to be confidential and any Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where (A) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in the applicable Shelf Registration Statement, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding, (C) such Records or information previously have been made generally available to the public or (D) such Inspector agrees with the Company in writing to keep such Records or information confidential; each selling Holder of such Registrable Securities will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Securities will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

(xiii) comply with all applicable rules and regulations of the Commission so long as any provision of this Agreement shall be applicable and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any twelve-month period (or ninety (90) days after the end of any twelve-month period if such period is a fiscal year) or, in each case, such shorter period as may be required for the filing of reports containing quarterly and annual financial statements pursuant to the rules and regulations adopted under the Securities Act from time to time (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (B) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration Statement, which statements shall cover said twelve-month periods, provided that the obligations under this Section 1.3(a)(xiii) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

(xiv) cooperate with each seller of Registrable Securities covered by a Shelf Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

(xv) take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby; and

(xvi) notwithstanding any other provision of this Section 1.3, if the Company becomes ineligible to use the registration form on which the Shelf Registration Statement is filed and declared effective pursuant to Section 1.2(a), thereby precluding any Holder from using the related Prospectus, the Company shall use reasonable best efforts to prepare and file either a post effective amendment to the Shelf Registration Statement to convert such registration statement to, or a new Shelf Registration Statement on, another registration form which the Company is eligible to use within thirty (30) days after the date that the Company becomes ineligible, provided such other registration form shall be available for the sale of the Registrable Securities by the selling Holders thereof and such amended or new Shelf Registration Statement shall remain subject in all respects to the provisions of this Section 1.3.

(b) Holders’ Obligations.

(i) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Sections 1.3(a)(iv)(B), 1.3(a)(iv)(C), 1.3(a)(iv)(E), 1.3(a)(iv)(F) or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement at issue until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 1.3(a)(ix) or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(ii) Each Holder agrees that the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information which is not otherwise readily available to the Company within ten (10) Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

1.4 Indemnification. In the event any Registrable Securities are included in a Shelf Registration Statement under this Section 1:

(a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls a Holder or underwriter within the meaning of the Securities Act or the Exchange Act and each officer, director, agent, affiliate and employee of each Holder, underwriter and controlling Person, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal, state or provincial law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, including any preliminary Prospectus or final Prospectus contained therein, any document incorporated by reference in such Shelf Registration Statement or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state or provincial securities law; and the Company will pay to a Holder, underwriter or controlling Person or officer, director, agent, affiliate or employee of a Holder, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.4(a) does not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent may not be unreasonably withheld, conditioned or delayed. The Company shall notify the Holders promptly of the institution, threat or assertion of any action, claim, suit, investigation or proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) To the fullest extent permitted by law, each Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Shelf Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other stockholder selling securities in such Shelf Registration Statement and any controlling Person of any such underwriter or other stockholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or provincial law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in such Shelf Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 1.4(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.4(b) does not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent may not be unreasonably withheld, conditioned or delayed; and further provided, that, in no event will any indemnity under this Section 1.4(b) exceed the net proceeds received by such Holder from the sale of Registrable Securities giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party under this Section 1.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party, if (i) the indemnifying party acknowledges its obligation to indemnify the indemnified party for any losses, damages or liabilities resulting from such claim and provide reasonable evidence to the indemnified party of its financial ability to satisfy such obligation; (ii) the claim does not seek to impose any liability or obligation on the indemnified party other than for money damages; and (iii) the claim does not relate to the indemnified party’s relationship with its customers or employees. An indemnified party shall have the right to employ separate counsel in any such action, claim, suit, investigation or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying party has agreed in writing to pay such fees and expenses; (2) the indemnifying party shall have failed promptly to assume the defense of such action, claim, suit, investigation or proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such action, claim, suit, investigation or proceeding; (3) the indemnifying party is not entitled to assume and control the defense of any such action, claim, suit, investigation or proceeding pursuant to clauses (ii) or (iii) of the immediately preceding sentence; or (4) such indemnified party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such indemnified party and the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all indemnified parties shall be at the expense of the indemnifying party).The indemnifying party will not be liable for any settlement of any action, claim, suit, investigation or proceeding effected without its consent, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect of such claim or litigation. The failure by the indemnified party to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any obligation or liability to the indemnified party under this Section 1.4, except (and only) to the extent that such failure shall have prejudiced the indemnifying party.

(d) If the indemnification provided for in this Section 1.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that, in no event will any contribution by a Holder under this Section 1.4(d) exceed the net proceeds received by a Holder from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of any loss, liability, claim, damage or expense shall be deemed to include, subject to the limitations set forth in Section 1.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any action, claim, suit, investigation or proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

(f) The obligations of the Company and Holders under this Section 1.4 will survive the completion of any offering of Registrable Securities in the Shelf Registration Statement under this Section 1 and otherwise.

1.5 Reports Under the Exchange Act.

(a) The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144. The Company shall take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(b) In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two (2) business days prior to any sale of Registrable Securities.

(c) So long as the Shelf Registration Statement is effective covering the resale of Registrable Securities owned by a Holder, the Company will furnish to such Holder: (i) as soon as practicable after it is available, one copy of (1) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (2) its Annual Report on Form 10-K and (3) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits); and (ii) upon the request of the Holder, all exhibits excluded by the parenthetical to clause (i) of this Section 1.5(c) as filed with the SEC and all other information that is made available to shareholders.

1.6 Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Shelf Registration Statement.

1.7 Piggy-Back Registrations; Other Registrations. If at any time during the Effectiveness Period there is not an effective Shelf Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; provided, however, that the rights granted under this Section 1.7 shall be subordinate and junior to (including, without limitation, rights with respect to underwriter cutbacks or similar limitations) the rights granted pursuant to the 2002 Registration Rights Agreement. In no event at any time before the Shelf Registration Statement becomes effective with respect to the Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8 or pursuant to a demand or request made under the 2002 Registration Rights Agreement, without the consent of the Holders of a majority of the Registrable Securities.

1.8 Assignment of Rights.

(a) Except as expressly provided in this Section 1.8, the rights of the parties hereto cannot be assigned and any purported assignment or transfer to the contrary shall be void ab initio. So long as the terms of this Section 1.8 are followed, any Holder may assign any of its rights under this Agreement, without the consent of the Company, to any Person, including, without limitation, an Affiliate of such Holder, to whom such Holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) or in any other manner the effect of which is to cause the Transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such Transfer.

(b) Notwithstanding Section 1.8(a), no Holder may assign any of its rights under this Agreement to any Person to whom such Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

(c) The nature and extent of any rights assigned shall be as agreed to between the assigning party and the assignee. No Person may be assigned any rights under this Agreement unless (i) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which the rights in question are being assigned, and providing a detailed description of the nature and extent of the rights that are being assigned, and (ii) and the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 1.8.

2 Miscellaneous Provisions.

2.1 Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder of then outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.1 is binding upon Holders and the Company.

2.2 Notices. All notices and other communications required or permitted hereunder must be in writing and, except as otherwise noted herein, must be addressed as follows:

(a)	if to the Company, to:

TippingPoint Technologies, Inc.

7501B N. Capital of Texas Highway

Austin, Texas 78731

Attention: Michael J. Rapisand, Chief Financial Officer

Fax: (512) 681-8499

with a copy to:

Hughes & Luce, L.L.P.

111 Congress Avenue, Suite 900

Austin, Texas 78701

Attention: Phillip M. Slinkard

Fax: (512) 482-6859

(b)	if to any Holder, at the address shown on such Holders signature page hereto, marked for attention as there indicated, to:

or to such other address as the party to whom notice is to be given may have furnished to the other in writing in accordance with the provisions of this Section 2.2. Any such notice or communication will be deemed to have been received: (i) in the case of telecopy or personal delivery, on the date of such delivery; (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent; and (iii) if by registered or certified mail, on the third business day following the date postmarked.

2.3 Descriptive Headings and References. The descriptive headings herein have been inserted for convenience only and are not deemed to limit or otherwise affect the construction of any provisions hereof. Except as otherwise specifically provided, any reference to any section will be deemed to refer to such section of this Agreement.

2.4 GOVERNING LAW. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

2.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which is for all purposes deemed to be an original and all of which constitute the same instrument, but only one of which need be produced.

2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party is entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.7 Successors and Assigns. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

2.8 Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

2.9 Separability; Severability. Unless expressly provided in this Agreement, the rights of each Holder under this Agreement are several rights, not rights jointly held with any other Holders. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Holder does not affect the validity, legality or enforceability of this Agreement with respect to the other Holders. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not be affected or impaired.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.

TippingPoint Technologies, Inc.

By:
Michael J. Rapisand, Chief Financial Officer, Treasurer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

The undersigned hereby executes this counterpart signature page of the Registration Rights Agreement, dated as of October             , 2003, by and among TippingPoint Technologies, Inc. and certain Holders, including the undersigned.

Name of Purchaser (Please print)

By:
(Signature)

By:
(Second signature, if necessary)

Print Name:

Title:

Address:

Phone:

Fax: